UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 4, 2003

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

Item 5.  Other Events

On February 4, 2003, the Registrant issued a press release announcing discussions with Polo Ralph Lauren Corporation regarding a possible agreement to restructure the license for the Ralph Ralph Lauren ("Ralph") brand and the interpretation of the separate Lauren Ralph Lauren license as it relates to the license agreement for Ralph apparel. A copy of the press release is filed herewith as Exhibit 99.1, and a copy of the Cross-Default and Term Extension Agreement between the Registrant and Polo Ralph Lauren Corporation, which is one of the subjects of the discussions referred to in the press release, is filed herewith as Exhibit 10.1.

Item 7. Exhibit

10.1	Cross-Default and Term Extension Agreement dated May 11, 1998 among PRL USA, Inc., The Polo/Lauren Company, L.P., Polo Ralph Lauren Corporation, Jones Apparel Group, Inc. and Jones Investment Co. Inc.
99.1	Press Release of the Registrant dated February 4, 2003.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Operating and Financial Officer

 Date: February 4, 2003

Exhibit Index

Exhibit No.	Description
10.1	Cross-Default and Term Extension Agreement dated May 11, 1998 among PRL USA, Inc., The Polo/Lauren Company, L.P., Polo Ralph Lauren Corporation, Jones Apparel Group, Inc. and Jones Investment Co. Inc.
99.1	Press Release of the Registrant dated February 4, 2003.

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